UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2015

C1 FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-36595 (Commission File Number)	46-4241720 (IRS Employer Identification No.)

100 5th Street South

St. Petersburg, Florida 33701

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 266-2265

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2015, C1 Financial, Inc. (the “Registrant”) issued a press release announcing that effective July 1, 2015, Diane Bailey Morton and Dustin Symes will both join C1 Bank as Executive Vice Presidents. Diane Bailey Morton will serve as Chief Human Capital Officer & General Counsel and Dustin Symes will serve as the Retail Lending Executive. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

The information in this Current Report on Form 8-K and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

The following exhibit is furnished herewith.

(d) Exhibits.

Exhibit Number	Description
99.1	C1 Financial, Inc. Press Release – C1 Bank Makes Key Additions to Executive Management Team

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C1 FINANCIAL, INC.

By:	/s/ Trevor R. Burgess
Trevor R. Burgess
President and Chief Executive Officer

Date: July 1, 2015

index to exhibits

Exhibit Number	Description
99.1	C1 Financial, Inc. Press Release – C1 Bank Makes Key Additions to Executive Management Team